Exhibit 10.1

AMENDMENT TO
MEMBERSHIP INTERESTS PURCHASE AGREEMENT

This Amendment (this “Amendment”), effective as of the 2nd day of June, 2025, to the Membership Interests Purchase Agreement, dated February 25, 2025 (the “Purchase Agreement”), by and among Safe and Green Development Corporation, a Delaware corporation (the “Purchaser”), Resource Group US Holdings LLC, a Florida limited liability company (the “Company”) and each of the members of the Company set forth on the signature pages to the Purchase Agreement (collectively, the “Equityholders” and each, individually, a “Equityholder”). Capitalized terms used herein without definition shall have the meanings assigned in the Purchase Agreement.

WHEREAS, the Purchaser and Equityholders desire to amend the Purchase Agreement as set forth below; and

WHEREAS, Section 11.3 of the Purchase Agreement provides that the Agreement may be amended, modified or supplemented by written agreement among the Purchaser, the Company and a majority in interest of the Equityholders; and

WHEREAS, the Equityholders set forth on the signature pages hereto hold a majority of the equity interests in the Company;

NOW THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Purchase Agreement as follows:

1.	Amendment.

1.1.	Section 1.2 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(a)	At the Closing, the Purchaser shall deliver:

(i) to the Equityholders, (1) evidence on the books and records of the Purchaser’s transfer agent of shares of Purchaser Common Stock in the name of each Equityholder, in each case for such number of shares of Purchaser Common Stock (rounded down to the nearest whole share of Purchaser Common Stock) as is equal to the product of (A) 376,818 shares of Purchaser Common Stock, representing nineteen and ninety-nine one-hundredths percent (19.99%) of the issued and outstanding shares of Purchaser Common Stock on February 25, 2025 (from and after the date of this Amendment, the term Closing Shares shall refer only to the 376,818 shares of Purchaser Common Stock), multiplied by (B) each Equityholder’s Consideration Percentage, (2) evidence on the books and records of the Purchaser of issuance of shares of non-voting preferred stock of Purchaser (the “Preferred Stock”) in the name of each Equityholder, in each case for such number of shares of Preferred Stock (rounded down to the nearest whole share of Preferred Stock) as is equal to the product of (A) 1,500,000 multiplied by (B) each Equityholder’s Consideration Percentage, which 1,500,000 shares of Preferred Stock shall be convertible in the aggregate into 9,000,000 shares of Purchaser’s Common Stock subject to the approval of such issuance of Purchaser Common Stock upon conversion of the Preferred Stock by Purchaser’s stockholders at the Stockholders’ Meeting (as defined herein) and The Nasdaq Stock Market not objecting to the conversion of the Preferred Stock and the Purchaser continuing to meet and being eligible to meet the Nasdaq continued listing requirements after conversion (collectively, the “Nasdaq Conditions”). and (3) a promissory note, in the form of EXHIBIT B hereto, to each Equityholder (each a “Promissory Note”, and collectively, the “Promissory Notes”), of which the principal amount for each Equityholder shall be determined at the Closing by calculating the product of: (A) $480,000.00 and (B) each Equityholder’s Consideration Percentage (collectively, the “Closing Consideration”); and

(ii) cash in an amount equal to the Company Closing Payments, by wire transfer of immediately available funds, to each of the payees set forth in the Closing Payments Certificate.”

1.2.	Section 5.32 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“5.32 Purchaser Stock Consideration. The Closing Shares and the Preferred Shares will be, prior to the issuance, duly authorized, and when issued in accordance with the terms of this Agreement, validly issued, fully paid and non-assessable. The Closing Shares, together with the Post-Closing Common Shares (as defined below), shall represent upon issuance nineteen and ninety-nine one-hundredths percent (19.99%) of the then issued and outstanding shares of Purchaser Common Stock on the date of execution of the Purchase Agreement. At the Closing, the Purchaser shall issue to the Equityholders 376,818 shares of Purchaser Common Stock, representing nineteen and ninety-nine one-hundredths percent (19.99%) of the issued and outstanding shares of Purchaser Common Stock on February 25, 2025. The Purchaser shall issue to the Equityholders 41,182 shares of Common Stock (the “Post-Closing Common Shares”) upon the approval of such issuance of Purchaser Common Stock by Purchaser’s stockholders at the Stockholders’ Meeting and provided that the Nasdaq Conditions are met.”

1.3.	Section 6.6 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“6.6 Stockholders Meeting. The Purchaser shall take all action necessary to duly call, give notice of, convene, and hold a meeting of the holders of the Purchaser’s Common Stock (“Stockholders’ Meeting”) to vote on a proposal (the “Proposal”) to approve (i) the issuance of the Post-Closing Common Shares, and (ii) the issuance of the shares of Purchaser Common stock issuable upon exercise of the Preferred Stock issued at Closing, in each case, to each of the Equityholders pursuant to this Agreement as soon as reasonably practicable in accordance with Nasdaq rules and the Purchaser’s Organizational Documents and applicable law, provided Purchaser has received all of the Company information reasonably requested. The Company and the Equityholders agree to provide all information, documentation, and certifications reasonably requested by the Purchaser to satisfy its obligations under applicable Securities Exchange Act of 1934, as amended, and Nasdaq rules and regulations, including but not limited to those relating to disclosures, filings, and reporting obligations associated with the issuance of the Closing Shares, Post-Closing Common Shares, Preferred Stock and Promissory Notes to the Equityholders pursuant to this Agreement. Any and all information provided by the Company and the Equityholders to the Purchaser for inclusion in its filings with the U.S. Securities and Exchange Commission (“SEC”) or disclosures will be accurate, complete, and not misleading in all material respects. The Company shall cooperate fully with the Purchaser in addressing any inquiries or requests for additional information from the SEC or Nasdaq related to the issuance of the Closing Shares, Post-Closing Common Shares, Preferred Stock and Promissory Notes to the Equityholders pursuant to this Agreement. This includes providing timely responses and making key personnel available for consultation as needed. The Purchaser will further enter into support agreements with its senior management to vote in favor of the Proposal at the Stockholders’ Meeting.”

1.4.	Section 6.9 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“6.9 Board of Directors. As soon as possible after the Closing, but in any event within fifteen (15) days following the Closing Date, the Board of Directors of Purchaser shall be reconstituted to consist of seven directors, four of which will be current directors of Purchaser as designated by Purchaser and three of which will be directors designated by a majority in interest of the Equityholders; provided, however, that during the period between the Closing and such reconstitution, the Purchaser shall not enter into any material agreements without the prior consent of a majority in interest of the Equityholders, which consent shall not be unreasonably withheld or delayed. Each director designated by the Equityholders must have relevant expertise and experience in business operations, finance, real estate development, or other applicable areas aligned with the Purchaser’s goals.”

1.5.	Section 6.15 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“6.15 SEC Registration. On or prior to the three-month anniversary of the Closing, the Purchaser shall use reasonable best efforts to have on file with and approved by the SEC an effective registration statement on Form S-1 or any other allowable form providing for the resale by the Equityholders on a pro rata basis of the Closing Shares issued to them. On or prior to the twelve-month anniversary of the Closing, the Purchaser shall use best efforts to have on file with and approved by the SEC an effective registration statement on Form S-1 or any other allowable form providing for the resale by the Equityholders on a pro rata basis of (i) the Post-Closing Common Shares issued to them, and (ii) any Purchaser Common Stock issued to them in connection with the conversion of Preferred Stock, subject to any cutbacks to the number of shares permitted to be registered by Securities and Exchange Commission.”

1.6.	Section 7.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“7.1 Accuracy of Representations. Each of the representations and warranties of the Equityholders contained in this Agreement that are qualified as to materiality shall be true and correct in all respects, and each of the representations and warranties of the Equityholders contained in this Agreement and the Equityholder Related Agreements that are not so qualified shall be true and correct in all material respects, in each case (i) except as within Purchaser’s Knowledge as of the Closing and (ii) as of the date of this Agreement and the Equityholder Related Agreements and as of the Closing Date with the same force and effect as though made as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case the accuracy of such representation and warranty shall be determined as of such date).”

1.7.	Section 8.10 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

8.10 [Reserved].

1.8.	The Purchase Agreement is hereby amended by adding the following as a new Section 8.12:

“8.12 Certificate of Designations. The Purchaser shall have filed with the Secretary of State of Delaware a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock with respect to the Preferred Stock, which shall continue to be in full force and effect as of the Closing. The Company and the Equityholders agree that the conversion of the shares of Series A Convertible is subject to Nasdaq not objecting to the conversion and SGD continuing to meet and being eligible to meet the Nasdaq continued listing requirements after conversion.”

1.9.	The Purchase Agreement is hereby amending by adding the following as a new Section 8.13:

“8.13 Voting Agreement. The Purchaser shall have executed and delivered that certain Voting Agreement, dated as of the Closing Date, by and among the Company and the other parties thereto, on the form approved in writing by the Company.”

1.10.	Exhibit B of the Purchase Agreement is hereby deleted in its entirety and replaced with the Form of Promissory Note attached as ANNEX A hereto.

1.11.	Exhibit C of the Purchase Agreement is hereby amended by replacing the definition of “Closing Shares” with the following:

“ “Closing Shares” means 376,818 shares of Purchaser Common Stock.”

1.12.	Exhibit C of the Purchase Agreement is hereby further amended by deleting the definition of “Closing Cash Consideration”.

2.	Severability. The provisions of this Amendment are severable and if any part or it is found to be unenforceable the other paragraphs shall remain fully valid and enforceable.

3.	No Other Amendments; Confirmation. All other terms of the Agreement shall remain in full force and effect. The Purchase Agreement, as amended by this Amendment, constitutes the entire agreement between the parties with respect to the subject matter thereof.

4.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

5.	Governing Law. This Amendment is made and shall be construed and performed under the laws of the State of Delaware without regard to its choice or conflict of law principles and the parties agree to Delaware as the exclusive venue for any disputes arising hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Purchase Agreement to be duly executed as of the day and year first above written.

Purchaser:

Safe and Green Develpoment Corporation,
a Delaware corporation

By:	/s/ David Villarreal
Name:	David Villarreal
Title:	Chief Executive Officer

Company:

Resource Group US Holdings LLC,
a Florida limited liability company

By:	/s/ Anthony M. Cialone
Name:	Anthony M. Cialone
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Purchase Agreement to be duly executed as of the day and year first above written.

Equityholder:

Signature:	/s/ Anthony M. Cialone
Name:	Anthony M. Cialone

Address for notices:

Tax ID Number:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Purchase Agreement to be duly executed as of the day and year first above written.

Equityholder:

Signature:	/s/ William H. Davis
Name:	William H. Davis

Address for notices:

Tax ID Number:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Purchase Agreement to be duly executed as of the day and year first above written.

Equityholder:

Signature:	/s/William Cialone
Name:	William Cialone

Address for notices:

Tax ID Number:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Purchase Agreement to be duly executed as of the day and year first above written.

Equityholder:

Signature:	/s/ Tristan Burnham
Name:	Tristan Burnham

Address for notices:

Tax ID Number:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Purchase Agreement to be duly executed as of the day and year first above written.

Equityholder:

Signature:	/s/ Joseph Vecchio
Name:	Joseph Vecchio

Address for notices:

Tax ID Number:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Purchase Agreement to be duly executed as of the day and year first above written.

Equityholder:

Signature:	/s/ Dennis J. Gormley
Name:	Dennis J. Gormley

Address for notices:

Tax ID Number:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Purchase Agreement to be duly executed as of the day and year first above written.

Equityholder:

Signature:	/s/ James D. Burnham
Name:	James D. Burnham

Address for notices:

Tax ID Number:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Purchase Agreement to be duly executed as of the day and year first above written.

Equityholder:

Signature:	/s/ Daniel Zimmerman
Name:	Daniel Zimmerman

Address for notices:

Tax ID Number:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Purchase Agreement to be duly executed as of the day and year first above written.

Equityholder:

Index Equity US LLC

By:	/s/ Bjarne Borg
Name:	Bjarne Borg
Title:	Manager

Address for notices:

Tax ID Number:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Purchase Agreement to be duly executed as of the day and year first above written.

Equityholder:

Index Resource Equity, LLC

By:	/s/ Bjarne Borg
Name:	Bjarne Borg
Title:	Manager

Address for notices:

Tax ID Number:

ANNEX A

Form of Promissory Note